UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2016, Causeway International Opportunities Fund’s (the “Fund’s”) Institutional Class returned 4.27% and Investor Class returned 4.07% compared to the MSCI All Country World Index ex U.S. (Gross) (“ACWI ex U.S. Index”) return of 9.80%. Since the Fund’s inception on December 31, 2009, its average annual total returns are 4.70% for the Institutional Class and 4.44% for the Investor Class compared to the ACWI ex U.S. Index’s average annual total return of 3.70%. At fiscal year-end, the Fund had net assets of $106.2 million.

Performance Review

In developed markets, a global divergence in central bank policy led to market volatility throughout the fiscal year. While European and Japanese central banks were expanding quantitative easing, the U.S. Federal Reserve (“Fed”) sought to raise interest rates (although it has not done so since December 2015), balancing inflationary pressure with macro/political uncertainty. Further, after the United Kingdom voted on June 23 to leave the European Union, investors briefly sought refuge in the more defensive sectors of the market, with little regard for the historically high valuations at which many of those securities were trading. These competing forces were reflected in the performance of the Fund compared to the Index from quarter to quarter. For the full fiscal year, the materials, information technology, and industrials sectors delivered the strongest performance. Conversely, companies in the financials, health care, and consumer discretionary sectors were the worst performers, although the financials sector was the only sector that delivered negative returns during the fiscal year. The top performing markets in the MSCI EAFE Index (“EAFE Index) included New Zealand, Australia, Belgium, Hong Kong, and Japan. The weakest markets in the EAFE Index for the period included Italy, Israel, Spain, Denmark, and Ireland. Every major currency except the British pound appreciated versus the U.S. dollar during the fiscal year, thus amplifying overall returns on overseas assets for U.S. dollar-based investors.

Following sharp weakness in the previous fiscal year and into the first quarter of this fiscal year, emerging markets equities reversed course and posted strong gains through the end of the current fiscal year. A bottoming in oversold commodities and the absence of a rise in rates from the Fed spurred sharp turnarounds in equity markets and currencies of troubled economies, including Brazil and South Africa. After the UK’s “Brexit” vote to leave the EU induced temporary declines, the commitment of central banks globally to stabilize markets, along with reduced concerns for contagion stemming from the political and economic uncertainty in Europe, appeared to have assuaged investors. From a regional perspective, Brazil and Indonesia were the two top performers in the MSCI Emerging Markets Index (“EM Index”), both posting over 50% growth during the fiscal year. Following these two standouts, Peru, Hungary, and Russia posted the next strongest results. Greece, Poland, Czech Republic, Qatar, and Mexico were the biggest laggards and the only markets to deliver negative performance within the EM Index. From a sector perspective, every sector in the EM Index experienced positive performance, with companies in the information technology, energy, and materials sectors leading the way with strong double-digit returns. While still positive, the industrials, telecommunication services, and health care sectors in the EM Index delivered the weakest results during the fiscal year.

2	Causeway International Opportunities Fund

For the fiscal year, Fund holdings in the banks, transportation, materials, and energy industry groups, along with an underweight position in the semiconductors & semiconductor equipment industry group, detracted the most from the Fund’s performance relative to the Index. Holdings in the telecommunication services, automobiles & components, and software & services industry groups, as well as an underweight position in the retailing and media industry groups, helped to offset some of the relative underperformance. All of the largest individual detractors from performance were banking & financial services companies: Barclays Plc (United Kingdom), Lloyds Banking Group Plc (United Kingdom), CaixaBank SA (Spain), UBS Group AG (Switzerland), and HSBC Holdings Plc (United Kingdom). The top individual contributor to return was telecommunication services provider, KDDI Corp. (Japan). Additional top contributors included energy management solutions company, Schneider Electric SE (France), British American Tobacco Plc (United Kingdom), business software & services provider, SAP SE (Germany), and electronic equipment manufacturer, Samsung Electronics Co., Ltd. (South Korea).

For the emerging markets portion of the Fund’s portfolio, we use a combination of stock-specific factors and country, currency, sector, and macroeconomic analysis to rank the stocks in our investable universe. Our macroeconomic factor, which tends to penalize stocks that are domiciled in countries that exhibit unfavorable economic characteristics, was the dominant driver of the underperformance for the fiscal year. Countries that exhibited current account deficits, most notably Brazil and South Africa, performed well, contrary to what our model would have predicted. In addition, our top-down country and currency factors also delivered negative predictive power during the fiscal year. However, weakness in the top-down factors, which comprise 25% of the overall weight in our model, was partially offset by positive performance of our sector factor. Our bottom-up factors also delivered mixed performance over the fiscal year, with positive performance from our valuation and earnings growth factors partially offset by weakness in our technical, or momentum, factor.

Significant Portfolio Changes

In the developed markets portion of the Fund, our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. During the fiscal year, the Fund completely liquidated positions in banking & financial services provider, HSBC Holdings Plc (United Kingdom), automobile manufacturer, Toyota Motor Corp. (Japan), and pharmaceuticals & chemicals company, Bayer AG (Germany), while reducing exposure to print & publishing company, RELX NV (Netherlands) and global investment bank, UBS Group AG (Switzerland). Both HSBC Holdings Plc and Bayer AG saw their risk-adjusted rankings decline as the result of a fundamental review of our investment thesis. Significant purchases this fiscal year included energy supermajor, Royal Dutch Shell Plc (United Kingdom), Japan Airlines Co., Ltd. (Japan), construction & mining equipment manufacturer, Komatsu Ltd. (Japan), life insurer, Prudential Plc (United Kingdom), and automobile manufacturer, Volkswagen AG (Germany). With the exception of Volkswagen, all of these securities represented new purchases for the Fund.

The active exposure of the emerging markets portion of the Fund to several sectors and countries changed during the period as a result of our quantitative security selection process. At the country level, over the past year the Fund

Causeway International Opportunities Fund	3

increased its active position relative to the EM Index in South Korea, Russia, and Indonesia. Improving valuations for South Korean and Russian companies have been the primary driver of increased exposure in those two countries, while improving momentum and earnings growth have led to the increased active weight (difference between Fund exposure and EM Index exposure) in Indonesia. In contrast, we are more cautious about investment opportunities in China, Turkey, and India, and as such, reduced the Fund’s active weights in these markets. Chinese and Indian stocks have seen deteriorating valuation support, while Turkish and Indian stocks have jointly suffered from weakening earnings growth potential. In addition, the Turkish market has been experiencing negative momentum due in large part to the attempted coup which took place late in the fiscal year. From a sector perspective, we increased the Fund’s active exposure to the consumer staples and information technology sectors over the past fiscal year. In the consumer staples sector, our decision was driven by improving valuations in those securities; whereas in the information technology sector, the earnings growth and momentum characteristics improved materially. We reduced the Fund’s active exposure to the industrials and financials sectors, where poor momentum was negatively impacting expectations for positive performance.

Equity Allocation Model Update

A proprietary quantitative equity allocation model assists the portfolio managers in determining the weight of emerging versus developed markets in the Fund. In constructing the model, we identified five primary factors as most indicative of the ideal allocation target: valuation, financial strength, macroeconomic, earnings growth, and risk aversion. At fiscal year-end, our allocation factor categories were mixed on emerging markets and we remained modestly underweight relative to the allocation in the ACWI ex U.S. Index. Our valuation factor was neutral, indicating the emerging markets’ asset class was comparably valued when compared to the developed markets’ asset class. Our risk aversion factor, which assesses the emerging markets bond yield spread over U.S. Treasuries, the CBOE Volatility Index (VIX), and the CBOE Emerging Markets ETF Volatility Index (VXEEM), indicated that investors had increased their appetite for risk, a negative indicator for our model. Our earnings growth factor was neutral for emerging markets, indicating that the near-term earnings revisions profile of emerging markets was consistent with that of developed markets. Our financial strength metrics, which include such measures as interest coverage and return on equity, were positive for emerging markets. Lastly, our macroeconomic factor, which measures the slope of the global yield curve, was negative on emerging markets as of September 30, 2016.

Investment Outlook

With an emphasis on the more undervalued, yet well-capitalized, segments of global markets, at fiscal year end we continued to favor economically sensitive stocks as positive economic data encouraged investors to take more risk. We believe the Fund could benefit from central bank efforts to end the negative interest rate policies in Japan and Europe, and from a decisive further tightening of monetary policy in the U.S. Continuing growth in Chinese infrastructure, real estate, and automobile sales should bolster the industrials and energy sectors, as multinationals with exposure to China experience improving pricing power compared to one year ago. In the developed markets portfolio of the Fund, our emphasis on European banks and insurance stocks at fiscal year end reflected our expectation of a near-term floor in

4	Causeway International Opportunities Fund

interest rates, which would signal to market participants an end to the incessant downward pressure on bank and insurance revenues and net interest margins. Fund holdings in the banking and insurance industries were generally well-capitalized based on current regulatory requirements. Many managements concurred that they intended to boost dividend payouts and buyback stock (where allowed by regulators), yet retained sufficient cash to reinvest for growth. The banking industry continues to change quickly with capacity, especially in investment banking, leaving the industry at a fast rate. Most bank and insurance managements have presented detailed cost cutting and ongoing efficiency plans, despite boosting spending on information technology infrastructure, resulting in a cost structure that reflects a “lower-for-longer” interest rate environment. The Fund held banks with core franchises that generate returns in excess of their cost of capital. With a crude oil supply-demand equilibrium in sight by 2017, we believe that many stocks in the oil & gas sector still offer the potential for outperformance. Oil & gas companies continued to reduce costs and capital expenditures, and only spend on the most promising, lowest cost projects. Importantly, managements have reiterated their aim to keep capital expenditures within operating cash flow. Across all market opportunities, a floor under interest rates would imply economic stability and perhaps a hint of reflation — rather than deflation. An interest rate floor may also encourage investor demand for the cheapest market constituents that reflect such risk characteristics as value, cyclicality and interest rate sensitivity. If our cyclical-upturn prognosis does not occur in the next few quarters, dividend income could bolster returns and help deliver downside protection.

In the Fund’s quantitative emerging markets portfolio, we have been encouraged by signs of a recovery in value investing. Our value factors have outperformed in recent months and were the strongest performing factors in our quantitative model over the trailing 12-month period. Of the bottom-up factors we use to forecast alpha (return in excess of the EM Index) for our investable universe, value has the greatest influence. Our strategy does not rely solely on value’s performance — the use of growth and momentum factors in the investment process bolstered Fund performance amid value’s weakness in recent years — but a sustained upward “re-rating” of value should benefit the Fund.

Within the value factor category, we see varying degrees of opportunity. On a basis of price-to-book value and price-to-cash flow ratios, the differentials between cheap and expensive stocks at fiscal year end were above their long-term averages, providing fertile opportunities. For other factors, such as price-to-earnings ratio and dividend yield, the providing cheap versus expensive differential has been compressed relative to historical averages. In aggregate, value stocks at year end looked attractive versus growth stocks, trading at steep discounts across multiple valuation metrics. We have been finding to find more attractive valuations among economically cyclical stocks versus stocks with defensive characteristics, and at year end a cyclical bias in the Fund’s emerging markets portfolio that we believe will benefit our shareholders if the cyclical discount returns to more normalized levels.

Causeway International Opportunities Fund	5

We thank you for your continued confidence in Causeway International Opportunities Fund.

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon	Foster Corwith
Portfolio Manager	Portfolio Manager	Portfolio Manager

Alessandro Valentini	Ellen Lee	Arjun Jayaraman
Portfolio Manager	Portfolio Manager	Portfolio Manager

MacDuff Kuhnert	Joe Gubler
Portfolio Manager	Portfolio Manager

September 30, 2016

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

6	Causeway International Opportunities Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway International Opportunities Fund, Investor Class shares versus the MSCI All Country World Index ex US (Gross)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* The inception date of Causeway International Opportunities Fund was December 31, 2009. The MSCI All Country World Index ex US (Gross) inception to date return is from December 31, 2009.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects expense reimbursements in effect. In the absence of such expense reimbursements, total return would be reduced. The contractual expense limits are in effect until January 31, 2017. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. For the fiscal year ended September 30, 2016, the Fund’s gross ratios of expenses in relation to net assets were 1.10% and 1.35% for the Institutional Class and Investor Class, respectively, and the Fund’s net ratios of expenses in relation to net assets were 1.05% and 1.30% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI All Country World Index ex US (Gross) is a free float-adjusted market capitalization weighted index, designed to measure the equity performance of developed and emerging markets excluding the U.S. market, consisting of 45 country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Opportunities Fund	7

SCHEDULE OF INVESTMENTS (000)*

September 30, 2016

Causeway International Opportunities Fund	Number of Shares	Value
COMMON STOCK
Australia — 0.8%
Westfield Corp.[1]	108,542	$812

Belgium — 0.4%
KBC Groep NV	8,190	478

Brazil — 0.5%
Banco do Brasil SA	39,600	280
BTG Pactual Group	17,500	76
JBS SA	35,300	128
Smiles S.A.	5,200	87

		571

Canada — 1.0%
Encana Corp.	80,100	837
Manulife Financial Corp.	15,800	223

		1,060

China — 6.0%
Alibaba Group Holding Ltd. ADR[2]	5,400	571
Baidu Inc. ADR[2]	100	18
Bank of China Ltd., Class H	1,128,000	521
China Communications Construction Co. Ltd., Class H	228,000	242
China Construction Bank Corp., Class H	653,000	490
China Everbright Bank Co. Ltd., Class H	198,000	93
China Evergrande Group	80,000	55
China Lumena New Materials Corp.[2,3,4]	196,000	—
China Mobile Ltd. ADR	1,800	111
China Petroleum & Chemical Corp., Class H	396,000	292
China Railway Construction Corp. Ltd., Class H	168,500	193
China Railway Group Ltd., Class H	78,000	57
China Southern Airlines Co. Ltd., Class H	110,000	62
Dongfeng Motor Group Co. Ltd., Class H	238,000	240
GOME Electrical Appliances Holding Ltd.	917,000	113

The accompanying notes are an integral part of the financial statements.

8	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2016

Causeway International Opportunities Fund	Number of Shares	Value
China — (continued)
Great Wall Motor Co. Ltd., Class H	134,500	$132
Guangzhou Automobile Group Co. Ltd., Class H	120,000	155
Guangzhou R&F Properties Co. Ltd., Class H	143,200	227
Industrial & Commercial Bank of China, Class H	226,000	143
JinkoSolar Holding Co. Ltd. ADR[2]	5,500	87
KWG Property Holding Ltd.	91,500	60
NetEase Inc. ADR	1,100	265
New Oriental Education & Technology Group ADR[2]	4,100	190
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	90,400	245
Shenzhen Investment Ltd.	254,000	122
Shimao Property Holdings Ltd.	100,000	137
Sinopharm Group Co. Ltd., Class H	34,400	167
Skyworth Digital Holdings Ltd.	223,915	163
Tencent Holdings Ltd.	31,400	873
Xinyi Glass Holdings Ltd.[2]	124,000	113
YY Inc. ADR[2]	2,000	107
Zhejiang Expressway Co. Ltd., Class H	136,000	144

		6,388

Czech Republic — 0.0%
CEZ AS	2,887	52

France — 12.2%
ArcelorMittal[2]	116,530	711
BNP Paribas SA	37,608	1,934
Engie SA	131,694	2,042
Legrand SA	17,829	1,051
Sanofi-Aventis SA	21,183	1,613
Schneider Electric SE	40,281	2,802
Total SA	59,491	2,830

		12,983

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2016

Causeway International Opportunities Fund	Number of Shares	Value
Germany — 4.3%
BASF SE	15,390	$1,318
Linde AG	9,066	1,540
SAP SE	18,695	1,710

		4,568

Hungary — 0.1%
Richter Gedeon Nyrt	5,122	104

India — 2.1%
Ashok Leyland Ltd.	23,645	28
Bank of Baroda[2]	35,544	89
Biocon Ltd.	10,440	147
Cipla Ltd.	9,416	82
Dr Reddy’s Laboratories Ltd.	3,957	185
Hindalco Industries Ltd.	73,195	168
Hindustan Petroleum Corp. Ltd.	58,896	375
Housing Development & Infrastructure Ltd.[2]	143,120	172
ICICI Bank Ltd. ADR	31,300	234
Oil & Natural Gas Corp. Ltd.	43,101	167
Reliance Infrastructure Ltd.	13,954	116
Sintex Industries Ltd.	88,171	104
Tata Motors Ltd. ADR	6,300	252
UPL Ltd.	13,583	138

		2,257

Indonesia — 0.5%
Bank Negara Indonesia Persero Tbk PT	160,500	68
Indofood Sukses Makmur Tbk PT	208,600	140
Telekomunikasi Indonesia Persero Tbk PT	1,026,700	342

		550

Japan — 14.1%
Asahi Group Holdings Ltd.	16,900	616
East Japan Railway Co.	30,800	2,780

The accompanying notes are an integral part of the financial statements.

10	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2016

Causeway International Opportunities Fund	Number of Shares	Value
Japan — (continued)
Hitachi Ltd.	510,000	$2,390
Japan Airlines Co. Ltd.	62,000	1,822
KDDI Corp.	97,300	3,014
Komatsu Ltd.	74,100	1,700
Nikon Corp.	64,400	962
Sumitomo Mitsui Financial Group Inc.	49,900	1,686

		14,970

Malaysia — 0.2%
AirAsia BHD	322,700	218

Mexico — 0.5%
Alfa SAB de CV, Class A	33,200	52
Arca Continental SAB de CV	14,800	88
Gruma SAB de CV, Class B	4,455	58
Kimberly-Clark de Mexico SAB de CV, Class A	76,700	174
Wal-Mart de Mexico SAB de CV	82,300	180

		552

Netherlands — 5.6%
Akzo Nobel NV	49,365	3,339
ING Groep NV	57,828	714
PostNL NV2	156,439	710
RELX NV	66,133	1,183

		5,946

Philippines — 0.1%
Universal Robina Corp.	14,880	55

Poland — 0.3%
PGE Polska Grupa Energetyczna SA	47,318	126
Polski Koncern Naftowy Orlen SA	11,341	193
Powszechny Zaklad Ubezpieczen SA	8,523	54

		373

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2016

Causeway International Opportunities Fund	Number of Shares	Value
Qatar — 0.1%
Barwa Real Estate Co.	11,115	$103

Russia — 1.4%
Gazprom PJSC ADR	76,897	324
Lukoil PJSC ADR	11,932	582
PhosAgro OAO GDR	7,764	100
Sberbank of Russia ADR	11,971	113
Surgutneftegas OAO ADR	27,377	132
Tatneft PAO ADR	3,293	101
X5 Retail Group NV GDR[2]	4,040	117

		1,469

South Africa — 0.8%
Barloworld Ltd.	15,427	93
FirstRand Ltd.	47,196	164
Liberty Holdings Ltd.	3,456	29
Mediclinic International PLC	10,611	128
MMI Holdings Ltd.	93,961	153
Redefine Properties Ltd.[1]	58,677	49
Sibanye Gold Ltd.	51,934	185
Steinhoff International Holdings Ltd.	16,593	95

		896

South Korea — 4.1%
Amorepacific Corp.	663	235
BNK Financial Group Inc.	5,146	40
Dongbu Insurance Co. Ltd.	1,775	110
Hana Financial Group Inc.	9,004	229
Hanwha Corp.	1,697	54
Hyundai Marine & Fire Insurance Co. Ltd.	5,740	190
Hyundai Mobis	870	218
KB Financial Group Inc.	8,863	305
Kia Motors Corp.	7,322	281
Korea Electric Power Corp.	8,579	420

The accompanying notes are an integral part of the financial statements.

12	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2016

Causeway International Opportunities Fund	Number of Shares	Value
South Korea — (continued)
KT&G Corp.	876	$100
LG Corp.	1,902	113
LG Display Co. Ltd.	7,469	191
LG Household & Health Care Ltd.	92	80
NongShim Co. Ltd.	203	58
Samsung Electronics Co. Ltd.	892	1,300
SK Hynix Inc.	7,970	293
SK Innovation Co. Ltd.	384	57
Woori Bank	3,268	34

		4,308

Spain — 1.1%
CaixaBank SA	455,915	1,152

Sweden — 0.4%
Alfa Laval AB	24,484	384

Switzerland — 11.8%
ABB Ltd.[2]	34,525	778
Aryzta AG2	35,500	1,579
Cie Financiere Richemont SA	25,550	1,558
Clariant AG2	32,393	558
Novartis AG	32,012	2,526
Roche Holding AG	10,553	2,623
UBS Group AG	50,256	687
Zurich Insurance Group AG2	8,619	2,223

		12,532

Taiwan — 2.8%
Arcadyan Technology Corp.	42,000	87
Chicony Electronics Co. Ltd.	25,416	65
Chunghwa Telecom Co. Ltd.	28,000	99
Compal Electronics Inc.	107,000	66
Coretronic Corp.	60,800	66
HON HAI Precision Industry Co. Ltd.	233,365	591

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	13

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2016

Causeway International Opportunities Fund	Number of Shares	Value
Taiwan — (continued)
Inventec Corp.	236,000	$194
Lite-On Technology Corp.	83,896	121
Micro-Star International Co. Ltd.	52,000	136
Pegatron Corp.	124,000	321
Powertech Technology Inc.	65,000	169
President Chain Store Corp.	6,000	48
Ruentex Development Co. Ltd.	18,000	22
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	23,000	703
TTY Biopharm Co. Ltd.	16,000	66
WPG Holdings Ltd.	146,000	173

		2,927

Thailand — 1.1%
Bangchak Petroleum PCL	27,700	24
Bangkok Dusit Medical Services PCL	263,100	166
Bangkok Expressway & Metro PCL	18	—
Charoen Pokphand Foods PCL	208,900	192
Krung Thai Bank PCL	267,600	136
PTT PCL	44,500	438
Sansiri PCL	964,600	49
Thai Oil PCL	57,300	114
Thanachart Capital PCL	65,100	76

		1,195

Turkey — 0.4%
Eregli Demir ve Celik Fabrikalari TAS	89,901	124
Tekfen Holding AS	51,983	134
Tupras Turkiye Petrol Rafinerileri AS	5,582	106
Turk Traktor ve Ziraat Makineleri AS	1,278	34
Turkiye Vakiflar Bankasi TAO, Class D	8,741	13

		411

The accompanying notes are an integral part of the financial statements.

14	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2016

Causeway International Opportunities Fund	Number of Shares	Value
United Arab Emirates — 0.3%
DAMAC Properties Dubai Co. PJSC	194,823	$122
Dubai Islamic Bank PJSC	69,213	102
First Gulf Bank PJSC	18,608	59

		283

United Kingdom — 21.0%
Aviva PLC	413,713	2,361
Balfour Beatty PLC	286,106	1,035
Barclays PLC	872,253	1,891
British American Tobacco PLC	41,004	2,615
Carnival PLC	42,342	2,066
Cobham PLC	232,288	505
Diageo PLC	53,997	1,547
GlaxoSmithKline PLC	58,375	1,243
Lloyds Banking Group PLC	2,162,556	1,528
Prudential PLC	89,372	1,584
Royal Dutch Shell PLC, Class B	113,112	2,933
SSE PLC	70,145	1,424
Vodafone Group PLC	544,403	1,561

		22,293

Total Common Stock
(Cost $100,417) — 94.0%		99,890

PREFERRED STOCK
Brazil — 0.0%
Banco btg Pactual SA2,5	16,258	20

Germany — 3.2%
Volkswagen AG	25,231	3,324

Total Preferred Stock
(Cost $3,870) — 3.2%		3,344

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	15

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2016

Causeway International Opportunities Fund	Number of Shares	Value
PREFERENCE STOCK
Brazil — 1.0%
Bradespar SA2	62,800	$189
Braskem SA	15,300	118
Cia Energetica de Sao Paulo	10,800	49
Cia Paranaense de Energia	9,900	103
Itausa — Investimentos Itau SA	117,923	304
Petroleo Brasileiro SA, Class A ADR[2]	27,700	230
Vale SA, Class B ADR	5,800	27

		1,020

South Korea — 0.0%
LG Chemical Ltd.	329	49

Total Preference Stock
(Cost $870) — 1.0%		1,069

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.204%**	1,747,521	1,748

Total Short-Term Investment
(Cost $1,748) — 1.6%		1,748

Total Investments — 99.8%
(Cost $106,905)		106,051

Other Assets in Excess of Liabilities — 0.2%		230

Net Assets — 100.0%		$106,281

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
1	Real Estate Investment Trust.
2	Non-income producing security.
3	Security is fair valued at zero due to company’s insolvency.
4	Securities considered illiquid. The total market value of such securities as of September 30, 2016 was $– and represented 0.0% of net assets.
5	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such securities as of September 30, 2016 was $20 and represents 0.0% of net assets.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Amounts	designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway International Opportunities Fund

SECTOR DIVERSIFICATION

As of September 30, 2016, the sector diversification was as follows (Unaudited):

Causeway International Opportunities Fund	Common Stock	Preferred Stock	Preference Stock	% of Net Assets

Financials	19.8%	0.0%	0.3%	20.1%

Industrials	14.2	0.0	0.0	14.2

Energy	10.1	0.0	0.2	10.3

Information Technology	9.9	0.0	0.0	9.9

Consumer Discretionary	6.3	3.2	0.0	9.5

Health Care	8.8	0.0	0.0	8.8

Materials	7.7	0.0	0.4	8.1

Consumer Staples	7.4	0.0	0.0	7.4

Telecommunication Services	4.8	0.0	0.0	4.8

Utilities	3.9	0.0	0.1	4.0

Real Estate	1.1	0.0	0.0	1.1

Total	94.0	3.2	1.0	98.2

Short-Term Investment				1.6

Other Assets in Excess of Liabilities				0.2

Net Assets				100.0%

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	17

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

9/30/16
ASSETS:
Investments at Value (Cost $106,905)	$106,051
Foreign Currency (Cost $317)	317
Receivable for Investment Securities Sold	1,170
Receivable for Dividends	270
Receivable for Tax Reclaims	152
Receivable for Fund Shares Sold	31
Prepaid Expenses	8
Unrealized Appreciation on Spot Foreign Currency Contracts	1

Total Assets	108,000

LIABILITIES:
Payable for Investment Securities Purchased	1,408
Payable for Fund Shares Redeemed	130
Payable Due to Adviser	39
Accrued Foreign Capital Gains Tax on Appreciated Securities	24
Payable for Shareholder Service Fees — Investor Class	3
Payable Due to Administrator	3
Unrealized Depreciation on Spot Foreign Currency Contracts	2
Payable for Trustees’ Fees	1
Other Accrued Expenses	109

Total Liabilities	1,719

Net Assets	$106,281

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$116,418
Undistributed Net Investment Income	2,711
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(11,975)
Net Unrealized Depreciation on Investments	(854)
Accrued Foreign Capital Gains Tax on Appreciated Securities	(24)
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	5

Net Assets	$106,281

Net Asset Value Per Share (based on net assets of $103,665,317 ÷ 8,748,712 shares) — Institutional Class	$11.85

Net Asset Value Per Share (based on net assets of $2,615,443 ÷ 222,202 shares) — Investor Class	$11.77

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

18	Causeway International Opportunities Fund

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

10/01/15 to 9/30/16
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $346)	$4,204

Total Investment Income	4,204

EXPENSES:
Investment Advisory Fees	1,066
Custodian Fees	147
Transfer Agent Fees	60
Professional Fees	45
Administration Fees	42
Registration Fees	28
Pricing Fees	13
Printing Fees	10
Shareholder Service Fees — Investor Class	7
Line of Credit	28
Trustees’ Fees	5
Other Fees	14

Total Expenses	1,465

Waiver of Investment Advisory Fees	(51)

Total Waiver and Reimbursement	(51)

Net Expenses	1,414

Net Investment Income	2,790

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments	(11,560)
Net Realized Loss from Foreign Currency Transactions	(1)
Net Change in Unrealized Depreciation on Investments	11,047
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(24)
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	8

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(530)

Net Increase in Net Assets Resulting from Operations	$2,260

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	19

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

	10/01/15 to 9/30/16	10/01/14 to 9/30/15
OPERATIONS:
Net Investment Income	$2,790	$1,518
Net Realized Gain (Loss) on Investments	(11,560)	866
Net Realized Loss on Sale of Affiliated Investments	—	(761)
Net Realized Loss from Foreign Currency Transactions	(1)	(2)
Net Change in Unrealized Appreciation (Depreciation) on Investments	11,047	(11,901)
Net Change in Unrealized Depreciation on Affiliated Investments	—	(3,791)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(24)	—
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	8	(3)

Net Increase (Decrease) in Net Assets Resulting From Operations	2,260	(14,074)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(1,697)	—
Investor Class	(35)	—

Total Dividends from Net Investment Income	(1,732)	—

Distributions from Net Capital Gains:
Institutional Class	(320)	(2,926)
Investor Class	(8)	(67)

Total Distributions from Net Capital Gains	(328)	(2,993)

Total Dividends and Distributions to Shareholders	(2,060)	(2,993)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(1)	(12,776)	57,736
Redemption Fees(2)	1	—

Total Increase (Decrease) in Net Assets	(12,575)	40,669

NET ASSETS:
Beginning of Year	118,856	78,187

End of Year	$106,281	$118,856

Undistributed Net Investment Income	$2,711	$1,496

(1)	See Note 7 in Notes to Financial Statements.
(2)	See Note 2 in Notes to Financial Statements.
Amounts	designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

20	Causeway International Opportunities Fund

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FINANCIAL HIGHLIGHTS

For the Fiscal Years Ended September 30

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)		Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND†
Institutional
2016	11.55	0.24	0.25	(4)	0.49	(0.16)	(0.03)	(0.19)	—	(1)
2015	13.61	0.21	(1.78)		(1.57)	—	(0.49)	(0.49)	—	(1)
2014	13.11	0.12	0.58		0.70	(0.13)	(0.07)	(0.20)	—
2013	11.15	0.24	1.99		2.23	(0.25)	(0.02)	(0.27)	—
2012	9.35	0.20	1.91		2.11	(0.28)	(0.03)	(0.31)	—
Investor
2016	11.47	0.20	0.27	(4)	0.47	(0.14)	(0.03)	(0.17)	—	(1)
2015	13.56	0.20	(1.80)		(1.60)	—	(0.49)	(0.49)	—
2014	13.07	0.11	0.55		0.66	(0.10)	(0.07)	(0.17)	—
2013	11.12	0.08	2.11		2.19	(0.22)	(0.02)	(0.24)	—
2012	9.32	0.10	1.98		2.08	(0.25)	(0.03)	(0.28)	—

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(2)	In October 2014, the Fund converted from a fund of funds to direct investing in securities and, since that time, no longer invests in and is no longer subject to the fees and expenses of other Causeway Funds. At the same time, and following shareholder approval of a new investment advisory agreement, the Fund became subject to an investment advisory fee and entered into a new Expense Limit Agreement with the Adviser that limits expenses at a higher level than previously applicable to the Fund.
(3)	Portfolio turnover rate includes transactions related to the Fund’s conversion from a fund of funds investing in other Causeway Funds to direct investing in securities in October 2014.
(4)	The amount shown for the year ended September 30, 2016, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or round to $0 unless otherwise footnoted.

The accompanying notes are an integral part of the financial statements.

22	Causeway International Opportunities Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

11.85	4.27	103,665	1.05		1.10	2.10	63
11.55	(11.83)	115,881	1.02	(2)	1.17	1.64	37	(3)
13.61	5.39	76,848	0.11		0.38	0.88	33
13.11	20.22	42,476	0.11		0.62	2.00	7
11.15	23.11	14,887	0.11		1.39	1.95	5

11.77	4.07	2,616	1.30		1.35	1.72	63
11.47	(12.11)	2,975	1.28	(2)	1.44	1.56	37	(3)
13.56	5.08	1,338	0.36		0.63	0.80	33
13.07	19.95	1,684	0.36		0.88	0.65	7
11.12	22.84	561	0.36		1.61	0.95	5

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	23

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Opportunities Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 31, 2009. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee determines the value after taking into consideration

24	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2016:

Investments in Securities	Level 1 (000)	Level 2† (000)	Level 3†† (000)	Total (000)
Common Stock
Australia	$—	$812	$—	$812
Belgium	—	478	—	478
Brazil	571	—	—	571
Canada	1,060	—	—	1,060
China	1,348	5,040	—	6,388
Czech Republic	—	52	—	52
France	—	12,983	—	12,983
Germany	—	4,568	—	4,568
Hungary	—	104	—	104
India	486	1,771	—	2,257
Indonesia	—	550	—	550
Japan	—	14,970	—	14,970
Malaysia	—	218	—	218
Mexico	552	—	—	552
Netherlands	714	5,232	—	5,946
Philippines	—	55	—	55
Poland	—	373	—	373
Qatar	—	103	—	103
Russia	100	1,369	—	1,469
South Africa	29	867	—	896
South Korea	—	4,308	—	4,308
Spain	—	1,152	—	1,152
Sweden	—	384	—	384
Switzerland	—	12,532	—	12,532
Taiwan	704	2,223	—	2,927
Thailand	76	1,119	—	1,195
Turkey	—	411	—	411
United Arab Emirates	—	283	—	283
United Kingdom	—	22,293	—	22,293

Total Common Stock	5,640	94,250	—	99,890

Causeway International Opportunities Fund	25

NOTES TO FINANCIAL STATEMENTS

(continued)

Investments in Securities	Level 1 (000)	Level 2† (000)	Level 3†† (000)	Total (000)
Preferred Stock	$—	$3,324	$20	$3,344

Preference Stock
Brazil	1,020	—	—	1,020
South Korea	—	49	—	49

Total Preference Stock	1,020	49	—	1,069

Short-Term Investment	1,748	—	—	1,748

Total Investments in Securities	$8,408	$97,623	$20	$106,051

†	Holdings represent securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading and/or due to “foreign line” securities using “local line” prices. Securities with a value of $130 (000), which represented 0.1% of the net assets of the Fund, transferred at period end from Level 2 to Level 1 since the prior fiscal year end, primarily due to the confidence interval falling below 75.

††	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 at end of period occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures and/or due to adjustments to security values due to “foreign line” securities using “local line” prices.

Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade in a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

For the fiscal year ended September 30, 2016, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (e.g., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

26	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

As of and during the fiscal year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment

Causeway International Opportunities Fund	27

NOTES TO FINANCIAL STATEMENTS

(continued)

programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the fiscal year ended September 30, 2016, the Institutional Class and Investor Class retained $500 and $325 in redemption fees, respectively.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the fiscal year ended September 30, 2016, the Fund received commission recapture payments of $4,953.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2017 to waive its fee and to the extent necessary, reimburse the Fund to the extent necessary to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. For the fiscal year ended September 30, 2016, the Adviser waived fees of $50,903. The waived fees are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the

Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2016, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2016, approximately $289 thousand of the net assets were held by affiliated investors.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the fiscal year ended September 30, 2016, for the Fund were as follows:

Purchases (000)	Sales (000)
$80,259	$89,087

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to risks in addition to

28	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

those of U.S. securities. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-

U.S. taxes payable upon the sale of these securities. For the fiscal year ended September 30, 2016, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $24,056.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to real estate investment trusts, reclassification of distributions, passive foreign investment companies and foreign currency transactions, were reclassified to/(from) the following accounts as of September 30, 2016 (000):

Undistributed Net Investment Income	Accumulated Net Realized Gain
$157	$(157)

The reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2016	$1,847	$213	$2,060
2015	—	2,993	2,993

Causeway International Opportunities Fund	29

NOTES TO FINANCIAL STATEMENTS

(continued)

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$2,834
Unrealized Depreciation	(1,890)
Post October Losses	(11,082)
Other Temporary Differences	1

Total Accumulated Losses	$(10,137)

Post-October Losses represent losses realized on securities and currency transactions from November 1, 2015 through September 30, 2016 that, in accordance with

Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year. The Fund may have experienced an ownership change. Certain tax regulations could therefore limit the Fund’s ability to use certain loss carryforwards and built in losses on an annual basis.

At September 30, 2016, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$107,922	$6,429	$(8,300)	$(1,871)

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2016		Fiscal Year Ended September 30, 2015
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	3,927	$45,852	4,323	$54,788
Shares Issued in Reinvestment of Dividends and Distributions	171	2,016	230	2,925
Shares Redeemed	(5,385)	(60,209)	(163)	(2,083)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	(1,287)	(12,341)	4,390	55,630

Investor Class
Shares Sold	42	469	207	2,710
Shares Issued in Reinvestment of Dividends and Distributions	4	43	5	67
Shares Redeemed	(83)	(947)	(51)	(671)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	(37)	(435)	161	2,106

Increase (Decrease) in Shares Outstanding from Capital Share Transactions	(1,324)	$(12,776)	4,551	$57,736

30	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

8.	Significant Shareholder Concentration

As of September 30, 2016, three of the Fund’s shareholders of record owned 80% of net assets in the Institutional Class.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	In-Kind Transfers of Securities

During the fiscal year ended September 30, 2015, the Fund exchanged shares of beneficial interest in Causeway Emerging Markets Fund and shares of beneficial interest in Causeway International Value Fund for securities. These securities, valued at $62,259,055, were transferred at their face value on October 16, 2014, the date of such transactions. There was no gain or loss recognized as a result of these in-kind exchanges.

11.	Line of Credit

The Fund, along with certain other series of the Trust, entered into an agreement on February 24, 2015, as amended as of February 24, 2016, which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 22, 2017. The proceeds from the borrowings, if any, shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.15% per annum. As of September 30, 2016, there were no borrowings outstanding made under the line of credit.

12.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements except the following disclosure: on November 4, 2016 the Fund borrowed under a line of credit in the amount $10 million, which was repaid shortly thereafter, to cover a redemption from the Fund.

Causeway International Opportunities Fund	31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Causeway International Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway International Opportunities Fund (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 23, 2016

32	Causeway International Opportunities Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2017. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2016, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
9.18%	90.82%	0.00%	100.00%	1.81%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
100.00%	0.00%	100.00%

Foreign taxes accrued during the fiscal year ended September 30, 2016, amounted to $255,629 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ended December 31, 2016. In addition, for the fiscal year ended September 30, 2016, gross income derived from sources within foreign countries amounted to $4,578,264 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of “Ordinary Income Distributions” of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of “Ordinary Income Distributions” that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Causeway International Opportunities Fund	33

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 55	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Audit Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	None

Lawry J. Meister Age: 54	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	None

Victoria B. Rogers Age: 55	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	6	Director, TCW Funds, Inc. and TCW Strategic Income Fund

Eric H. Sussman Age: 50	Trustee; Chairman of the Board	Trustee since 9/01; Board Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	6	None

34	Causeway International Opportunities Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 54	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser or the Adviser’s parent (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 41	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer/Senior Legal Counsel of the Adviser (since January 2015); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 48	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 45	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 55	Vice President and Assistant Secretary	Vice President (since 1/15); Assistant Secretary (since 8/01)	Chief Operating Officer and Member of the Adviser or the Adviser’s parent (since 2001); Chief Compliance Officer of the Adviser and the Trust (2005-2015).	N/A	N/A

Causeway International Opportunities Fund	35

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lisa Whittaker[5] One Freedom Valley Drive Oaks, PA 19456 Age: 37	Vice President and Assistant Secretary	Since 8/13	Corporate Counsel of the Administrator (since 2012); Associate Counsel and Compliance Officer, The Glendmede Trust Company, N.A. (2011-2012); Associate, Drinker Biddle & Reath LLP (2006-2011).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.
[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2016, the Trust Complex consisted of one investment company with six portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, the Global Absolute Return Fund, and the International Small Cap Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

36	Causeway International Opportunities Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2016 to September 30, 2016).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway International Opportunities Fund	37

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/16	Ending Account Value 9/30/16	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Opportunities Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,046.80	1.05%	$5.39

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.80	1.05%	$5.32
Causeway International Opportunities Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,046.20	1.30%	$6.67

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.55	1.30%	$6.58

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

38	Causeway International Opportunities Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 8, 2016, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Opportunities Fund (the “Fund”) for a twelve-month period beginning September 20, 2016. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 27, 2016, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. Following that meeting, and in response to a supplemental information request, the Trustees received and reviewed additional materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 8, 2016 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record, and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for various periods ended March 31, 2016, compared to the results of the MSCI

Causeway International Opportunities Fund	39

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

All Country World Index ex U.S. (Gross) (the “Index”) and the averages of the mutual funds included in the Morningstar Foreign Large Blend category of funds. They noted that the Institutional Class had underperformed the Index for the prior one-year period, but had outperformed the Index for the prior three-year, five-year and since inception periods. They also noted that the Institutional Class had underperformed the Morningstar category average for the prior one-year, three-year, and five-year periods, but had outperformed the Morningstar category average for the since-inception period. The Trustees also reviewed performance of the Investor Class compared to the results of the Index and Morningstar category, which was lower than Institutional Class performance due to the higher expense ratios of the Investor Class. The Trustees concluded that the Adviser’s record in managing the Fund indicated that its continued management would benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses:

•

The Trustees compared the Fund’s advisory fee and expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 15 basis points higher than the average and six basis points higher than the median advisory fees charged by funds in the Morningstar category. They noted that the expense ratio of the Institutional Class shares, after application of the Adviser’s expense limit agreement, was below the average and median for the funds in its Morningstar category, and that the expense ratio of the Investor Class shares, after application of the Adviser’s expense limit agreement, was 12 basis points higher than the average and 15 basis points higher than the median expenses of the funds in its Morningstar category.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2016 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions. After

40	Causeway International Opportunities Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund is reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted that, in the Fund’s prior years, the Adviser incurred losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits – the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions,” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 27, 2016 and August 8, 2016 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 8, 2016 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2016.

Causeway International Opportunities Fund	41

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-004-0700

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2016, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2016 and 2015 were as follows:

	2016	2015
(a) Audit Fees	$225,970	$218,680(2)
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$58,577	$42,300(3)
(d) All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.
(2)	Updated from $134,460 in Form N-CSR dated December 4, 2015.
(3)	Updated from $129,000 in Form N-CSR dated December 4, 2015.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2016, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $486,606. For the fiscal year ended September 30, 2015, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $330,060 (updated from $162,980 in Form N-CSR dated December 4, 2015).

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 5, 2016

By (Signature and Title)*	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 5, 2016

*	Print the name and title of each signing officer under his or her signature.